EXHIBIT 23.1






                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


          As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 2, 1998 included in the Form 10-K of Microwave Power Devices, Inc. for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.



                                          ARTHUR ANDERSEN LLP


Melville, New York
July 29, 1998




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